UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2011
GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50549	62-1715807

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Toyota Plaza 7th Floor Memphis, Tennessee	38103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 523-9700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.
On August 9, 2011, GTx, Inc. issued an earnings release for the second quarter ended June 30, 2011, a copy of which is furnished as Exhibit 99.1 to this Current Report.
This release is furnished by GTx pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits.
(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated August 9, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, INC.
Date: August 9, 2011	By:	/s/ Mark E. Mosteller
	Name:	Mark E. Mosteller
	Title:	Vice President and Chief Financial Officer (principal accounting and financial officer)